ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2024	2023
Current, net	$1,337	$1,352
Non-current, net
Accounts receivable	100	283
Retainer on customer contract	55	70
Billing rights	597	733
Loan receivable from Brookfield Business Partners(1)	1,140	1,131
Total non-current, net	$1,892	$2,217
Total	$3,229	$3,569
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(1)See Note 26 for additional information.
Non-current billing rights primarily represent unbilled rights from the company’s water and wastewater operation in Brazil from revenues earned from the construction of public concession contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
The company’s construction operation has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract. The retention balance included in current accounts and other receivable, net as at December 31, 2024 was $120 million (2023: $120 million).
The following table summarizes the change in the loss allowance for bad debts on accounts and other receivables for the years ended December 31, 2024 and 2023:

(US$ MILLIONS)	2024	2023
Loss allowance - beginning	$137	$77
Add: increase in allowance	221	108
Deduct: bad debt write offs	(33)	(34)
Foreign currency translation and other	(26)	(14)
Loss allowance - ending	$299	$137